SUMMARY PROSPECTUS ï OCTOBER 30, 2009 Van Kampen American Value Fund

Class / Ticker  A MSAVX  B MGAVX  C MSVCX  I MSAIX  R MSARX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/americanvalue. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated October 30, 2009, the Fund’s audited financial statements for the fiscal year ended June 30, 2009, including the notes thereto, and the report of Deloitte & Touche LLP, included in the Fund’s annual report dated June 30, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 13 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I	Class R
	Shares	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	5.00%[1]	1.00%[2]	None	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.72%	0.72%	0.72%	0.72%	0.72%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None	0.50%

Other expenses	0.44%	0.44%	0.44%	0.47%	0.48%

Total annual fund operating expenses	1.41%	2.16%	2.16%	1.19%	1.70%

1	The maximum deferred sales charge is 5.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year; 2.50% in the fourth year, 1.50% during the fifth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$710	$996	$1,302	$2,169

Class B Shares	$719	$976	$1,309	$2,493

Class C Shares	$319	$676	$1,159	$2,493

Class I Shares	$121	$378	$654	$1,443

Class R Shares	$173	$536	$923	$2,009

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$710	$996	$1,302	$2,169

Class B Shares	$219	$676	$1,159	$2,493

Class C Shares	$219	$676	$1,159	$2,493

Class I Shares	$121	$378	$654	$1,443

Class R Shares	$173	$536	$923	$2,009

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations. The Fund’s investment adviser seeks attractively valued companies experiencing a change that could have a positive impact on a company’s outlook. The Fund emphasizes a value style of investing, seeking securities of companies that the Fund’s investment adviser believes are undervalued. Portfolio securities are typically sold when the Fund’s investment adviser no longer believes such securities are undervalued.

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small- to medium-sized companies. Under current market conditions, the Fund’s investment adviser defines small-and medium-sized corporations by reference to those with market capitalizations up to the largest companies represented in the Russell Midcap® Index, a medium-sized capitalization company index which consists of companies with capitalizations up to approximately $15.3 billion as of September 30, 2009. The Fund invests in equity securities including common and preferred stocks; investment grade convertible securities and equity-linked securities; and rights and warrants to purchase common stocks and other equity interests, such as partnership and trust interests.

The Fund may invest up to 20% of its total assets in securities of foreign issuers and may invest up to 20% of its total assets in real estate investment trusts (“REITs”). The Fund may purchase and sell certain instruments known as “derivatives,” such as options, futures contracts and options on futures contracts (collectively, also referred to in the Fund’s prospectus as Strategic Transactions) for various portfolio management purposes and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

•	Risks of small and medium capitalization companies. Small and medium capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small and medium capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small capitalization companies, in particular, are generally less liquid than equity securities of larger companies.

•	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•	Risks of investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

•	Risks of derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares, Class I Shares and Class R Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

The Fund’s return for the nine-month period ended September 30, 2009 for Class A Shares was 33.69%. Updated performance information for the Fund is available on our web site at www.vankampen.com. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 21.31% (for the quarter ended June 30, 1999) and the lowest quarterly return for Class A Shares was –28.28% (for the quarter ended December 31, 2008).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Russell Midcap® Value Index, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Fund’s performance figures include the maximum sales charges paid by investors. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors directly purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before-tax returns for each class of shares, the table shows after-tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for the Fund’s Class B Shares, Class C Shares, Class I Shares and Class R Shares will vary from the Class A Shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2008 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Past 10 Years” performance information for Class B Shares shown below reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. The “Since Inception” performance information shown below for Class I Shares and the corresponding performance information for the Russell Midcap® Value Index is provided since February 7, 2006. The “Since Inception” performance information shown below for Class R Shares and the corresponding return for the Russell Midcap® Value Index is provided since March 20, 2007.

			Past
Average Annual Total Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2008	1 Year	5 Years	Inception

Class A Shares

Return Before Taxes	–44.40%	–1.65%	1.26%

Return After Taxes on Distributions	–44.57%	–2.68%	0.16%

Return After Taxes on Distributions and Sale of Fund Shares	–28.61%	–1.39%	0.72%

Russell Midcap® Value Index	–38.44%	0.33%	4.45%

Class B Shares

Return Before Taxes	–43.97%	–1.12%	1.33%

Russell Midcap® Value Index	–38.44%	0.33%	4.45%

Class C Shares

Return Before Taxes	–42.02%	–1.22%	1.16%

Russell Midcap® Value Index	–38.44%	0.33%	4.45%

Class I Shares

Return Before Taxes	–40.87%	N/A	–9.49%

Russell Midcap® Value Index	–38.44%	N/A	–11.12%

Class R Shares

Return Before Taxes	–41.15%	N/A	–23.56%

Russell Midcap® Value Index	–38.44%	N/A	–26.08%

N/A = Not Applicable

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Thomas R. Copper	Managing Director	2005

John Mazanec	Executive Director	2008

Thomas B. Bastian	Managing Director	2003

Mary Jayne Maly	Managing Director	2008

James O. Roeder	Executive Director	2003

Mark J. Laskin	Executive Director	2007

Sergio Marcheli	Executive Director	2003

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares and Class R Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares and Class R Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2009 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: MSAVSUM 10/09